                            GAMNA SERIES FUNDS, INC.

                                 CLASS A SHARES

            SECTION 1. SERVICES PLAN

      This Services Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by GAMNA Series Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), with respect to that class (a "Class") of its investment portfolio known as the GAMNA Focus Fund (the "Fund") listed in Appendix A, as amended from time to time, subject to the following terms and conditions:

      SECTION 1. PAYMENT FOR SERVICES.

         (a) SERVICE FEE. The Fund will pay to the distributor of its shares, Provident Distributors, Inc., a corporation organized under the laws of the State of Delaware, or any entity that may in the future act as a distributor for such Fund (the "Distributor") or its assignees, on behalf of each Class of such Fund, a service fee under the Plan at the annual rate of 0.25% average daily net assets of such Fund attributable to each such Class (the "Service Fee"). The Service Fee shall be deemed a "service fee" as defined in
   Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

         (b) PAYMENT OF FEES. The Service Fee will be calculated daily and paid monthly by the Fund with respect to each Class at the annual rates indicated above. The Distributor may make payments to assist in the servicing of all classes of shares of the Funds out of any portion of any fee paid to the Distributor or any of its affiliates by the Fund, its past profits or any other sources available to it.

      SECTION 2. EXPENSES COVERED BY THE PLAN.

         (a) The Service Fee payable with respect to each Class of the Fund is used by the Distributor for servicing shareholder accounts, including payments to selected dealers. Such administrative and shareholder services may include processing purchase, exchange and redemption requests from customers and placing orders with the Fund's transfer agent; processing dividend and distribution payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in shares; responding to inquiries from customers concerning their investment in shares; arranging for bank wires; and providing such other similar services as may be reasonably requested. The Distributor may retain all or a portion of the Service Fee.

         (b) The amount of the Service Fee payable by the Fund under Section 1 hereof is not related directly to expenses incurred by the Distributor and this Section 2 does not obligate the Fund to reimburse the Distributor for such expenses. The Distributor may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with providing the services described in this Section 2. The Service Fee set forth in
   Section 1 will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund or Class thereof, and any service expenses incurred by the

   Distributor on behalf of the Fund in excess of payments of the Service Fee specified in Section 1 hereof which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund. The Distributor may waive receipt of fees under the Plan for a period of time while retaining the ability to be paid under the Plan thereafter.

      SECTION 3. INDIRECT SERVICE EXPENSE.

      To the extent that any payments made by the Fund to the Distributor or Groupama Asset Management N.A., in its capacity as investment adviser to the Fund, including payment of any administrative and other service fees or investment advisory fees, may be deemed to be indirect payment of service expenses, those indirect payments shall be deemed to be authorized by this Plan.

      SECTION 4. APPROVAL OF SHAREHOLDERS.

      The Plan will not take effect with respect to a particular Class of the Fund, and no fee will be payable in accordance with Section 1 of the Plan, until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of such Class. The Plan will be deemed to have been approved with respect to a particular Class of the Fund so long as a majority of the outstanding voting securities of such Class votes for the approval of the Plan, notwithstanding that the Plan has not been approved by any other Class of such Fund.

      SECTION 5. APPROVAL BY DIRECTORS.

      Neither the Plan nor any related agreements will take effect with respect to a Class of the Fund until approved by a majority of both (a) the full Board of Directors of the Company and (b) those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

      SECTION 6. CONTINUANCE OF THE PLAN.

      The Plan will continue in effect from year to year with respect to each Class of the Fund, so long as its continuance is specifically approved at least annually by the vote of the Company's Board of Directors in the manner described in Section 5 above.

      SECTION 7. TERMINATION.

      The Plan may be terminated with respect to a Class of the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities (as so defined) of such Class of such Fund or by a majority vote of the Independent Directors. The Plan may remain in effect with respect to a particular Class of the Fund even if the Plan has been terminated in accordance with this Section 7 with respect to any other Class of the Fund or any other Fund.

      SECTION 8. AMENDMENTS.

      The Plan may not be amended with respect to a Class of the Fund so as to increase materially the amounts of the fees described in Section 1 above, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of such Class of such Fund. No material amendment to the Plan may be made unless approved by the Company's Board of Directors in the manner described in Section 5 above.

      SECTION 9. SELECTION OF CERTAIN DIRECTORS.

      While the Plan is in effect, the selection and nomination of the Company's Directors who are not interested persons of the Company will be committed to the discretion of the Directors then in office who are not interested persons of the Company.

      SECTION 10. WRITTEN REPORTS.

      In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund with respect to a Class pursuant to the Plan or any related agreement will prepare and furnish to the Company's Board of Directors, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

      SECTION 11. PRESERVATION OF MATERIALS.

      The Company will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

      SECTION 12. MEANINGS OF CERTAIN TERMS.

      As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission.

      SECTION 13. LIMITATION OF LIABILITY.

      The Articles of Incorporation of the Company, as amended from time to time, which is on file with the Secretary of State of Maryland, provides that to the fullest extent permitted by Maryland law, no Director or officer of the Company shall be personally liable to the Company or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act.

      SECTION 14. GOVERNING LAW.

      This Plan shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                                    GAMNA SERIES FUNDS, INC.



                                    By:
                                       ----------------------
                                       Mark Bronzo
                                       President


Dated:  October 19, 1999

                                   APPENDIX A
                             DATED OCTOBER 19, 1999
                                       TO
                                  SERVICES PLAN
                             DATED OCTOBER 19, 1999


Name of Fund             Name of Class
------------             -------------

GAMNA Focus Fund         Class A




                                GAMNA FOCUS FUND

                                 CLASS B SHARES

                         SERVICES AND DISTRIBUTION PLAN


            This Services and Distribution Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by GAMNA Series Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), with respect to that class (a "Class") of its investment portfolio known as the GAMNA Focus Fund (the "Fund") listed in Appendix A, as amended from time to time, subject to the following terms and conditions:

            SECTION 1. PAYMENTS FOR DISTRIBUTION AND SERVICES.

            (a) SERVICE FEE. The Fund will pay to the distributor of its shares, Provident Distributors, Inc., a corporation organized under the laws of the State of Delaware, or any entity that may in the future act as a distributor for such Fund (the "Distributor") or its assignees, on behalf of each Class of such Fund, a service fee under the Plan at the annual rate of 0.25% of the average daily net assets of such Fund attributable to each such Class (the "Service Fee"). The Service Fee shall be deemed a "service fee" as defined in Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

            (b) DISTRIBUTION FEE. In addition to the Service Fee, the Fund will pay to the Distributor, on behalf of each Class of such Fund, a distribution fee under the Plan at the annual rate set forth opposite the name of such Class on Appendix A hereto of the average daily net assets of such Fund attributable to each such Class (the "Distribution Fee").

            (c) PAYMENT OF FEES. The Service Fee and Distribution Fee will be calculated daily and paid monthly by the Fund with respect to each Class at the annual rates indicated above. The Distributor may make payments to assist in the distribution of all classes of shares of the Funds out of any portion of any fee paid to the Distributor or any of its affiliates by the Fund, its past profits or any other sources available to it.

            SECTION 2. EXPENSES COVERED BY THE PLAN.

            (a) The Service Fee payable with respect to each Class of the Fund are used by the Distributor for servicing shareholder accounts, including payments to selected dealers. Such administrative and shareholder services may include processing purchase, exchange and redemption requests from customers and placing orders with the Fund's transfer agent; processing dividend and distribution payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in shares; responding to inquiries from customers concerning their investment in shares; arranging for bank wires; and providing such other similar services as may be reasonably requested. The Distributor may retain all or a portion of the Service Fee.

            (b) The Distribution Fee with respect to each Class of the Fund is paid to compensate the Distributor for distribution services provided by it in connection with the offering and sale of shares of such Class, and related expenses incurred, including payments by the Distributor to compensate or reimburse selected dealers for providing such distribution services. Such services and expenses may include, but are not limited to, the following: costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other branch office distribution-related expenses of the Distributor; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for the Distributor's initial expense of paying its investment representatives or introducing brokers a commission upon the sale of the Fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the contingent deferred sales charge ("CDSC") received by the Distributor. The Distributor may retain all or a portion of the Distribution Fee. The portion of the Distribution Fee paid to selected securities dealers is paid as a continuing fee in the manner specified in the Prospectus based upon the value of the average daily net assets of the Class of shares that remain invested in the Fund with respect to accounts that dealers continue to service.

            (c) The amount of the Distribution Fee and Service Fee payable by the Fund under Section 1 hereof is not related directly to expenses incurred by the Distributor and this Section 2 does not obligate the Fund to reimburse the Distributor for such expenses. The Distributor may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with providing the services described in this Section 2. The Distribution Fee and Service Fee set forth in Section 1 will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund or Class thereof, and any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the Distribution and Service Fees specified in Section 1 hereof which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund. The Distributor may waive receipt of fees under the Plan for a period of time while retaining the ability to be paid under the Plan thereafter.

            SECTION 3. INDIRECT DISTRIBUTION EXPENSE

         To the extent that any payments made by the Fund to the Distributor or Groupama Asset Management N.A., in its capacity as investment adviser to the Fund, including payment of any administrative and other service fees or investment advisory fees, may be deemed to be indirect payment of distribution expenses, those indirect payments shall be deemed to be authorized by this Plan.

            SECTION 4. APPROVAL OF SHAREHOLDERS.

            The Plan will not take effect with respect to a particular Class of the Fund, and no fee will be payable in accordance with Section 1 of the Plan, until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of such Class. The Plan will be deemed to have been approved with respect to a particular Class of the Fund so long as a majority of the outstanding voting securities of such Class votes for the approval of the Plan, notwithstanding that the Plan has not been approved by any other Class of such Fund.

            SECTION 5. APPROVAL BY DIRECTORS.

            Neither the Plan nor any related agreements will take effect with respect to a Class of the Fund until approved by a majority of both (a) the full Board of Directors of the Company and (b) those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

            SECTION 6. CONTINUANCE OF THE PLAN.

            The Plan will continue in effect from year to year with respect to each Class of the Fund, so long as its continuance is specifically approved at least annually by the vote of the Company's Board of Directors in the manner described in Section 5 above.

            SECTION 7. TERMINATION.

            The Plan may be terminated with respect to a Class of the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities (as so defined) of such Class of such Fund or by a majority vote of the Independent Directors. The Plan may remain in effect with respect to a particular Class of the Fund even if the Plan has been terminated in accordance with this Section 7 with respect to any other Class of the Fund or any other Fund.

            SECTION 8. AMENDMENTS.

            The Plan may not be amended with respect to a Class of the Fund so as to increase materially the amounts of the fees described in Section 1 above, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of such Class of such Fund. No material amendment to the Plan may be made unless approved by the Company's Board of Directors in the manner described in Section 5 above.

            SECTION 9. SELECTION OF CERTAIN DIRECTORS.

            While the Plan is in effect, the selection and nomination of the Company's Directors who are not interested persons of the Company will be committed to the discretion of the Directors then in office who are not interested persons of the Company.

            SECTION 10. WRITTEN REPORTS.

            In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund with respect to a Class pursuant to the Plan or any related agreement will prepare and furnish to the Company's Board of Directors, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

            SECTION 11. PRESERVATION OF MATERIALS.

            The Company will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

            SECTION 12. MEANINGS OF CERTAIN TERMS.

            As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission.

            SECTION 13. LIMITATION OF LIABILITY.

            The Articles of Incorporation of the Company, as amended from time to time, which is on file with the Secretary of State of Maryland, provides that to the fullest extent permitted by Maryland law, no Director or officer of the Company shall be personally liable to the Company or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act.

            SECTION 14. GOVERNING LAW.

            This Plan shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                                GAMNA SERIES FUNDS, INC.



                                By: /s/ Mark P. Bronzo
                                   --------------------------
                                   Mark Bronzo
                                   President


Dated:  July 22, 1999

                                  APPENDIX A TO
                         SERVICES AND DISTRIBUTION PLAN

-------------            ------------              -----------------------------
                                                   Distribution Fee (expressed a
                                                   an annual rate of the average
                                                   daily net assets of the Fund
Name of Fund             Name of Class             attributable to that Class)
-------------            -------------             -----------------------------
GAMNA Focus Fund         Class B                              0.75%

                                GAMNA FOCUS FUND

                                 CLASS C SHARES

                         SERVICES AND DISTRIBUTION PLAN


            This Services and Distribution Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by GAMNA Series Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), with respect to that class (a "Class") of its investment portfolio known as the GAMNA Focus Fund (the "Fund") listed in Appendix A, as amended from time to time, subject to the following terms and conditions:

            SECTION 1. PAYMENTS FOR DISTRIBUTION AND SERVICES.

            (a) SERVICE FEE. The Fund will pay to the distributor of its shares, Provident Distributors, Inc., a corporation organized under the laws of the State of Delaware, or any entity that may in the future act as a distributor for such Fund (the "Distributor") or its assignees, on behalf of each Class of such Fund, a service fee under the Plan at the annual rate of 0.25% of the average daily net assets of such Fund attributable to each such Class (the "Service Fee"). The Service Fee shall be deemed a "service fee" as defined in Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

            (b) DISTRIBUTION FEE. In addition to the Service Fee, the Fund will pay to the Distributor, on behalf of each Class of such Fund, a distribution fee under the Plan at the annual rate set forth opposite the name of such Class on Appendix A hereto of the average daily net assets of such Fund attributable to each such Class (the "Distribution Fee").

            (c) PAYMENT OF FEES. The Service Fee and Distribution Fee will be calculated daily and paid monthly by the Fund with respect to each Class at the annual rates indicated above. The Distributor may make payments to assist in the distribution of all classes of shares of the Funds out of any portion of any fee paid to the Distributor or any of its affiliates by the Fund, its past profits or any other sources available to it.

            SECTION 2. EXPENSES COVERED BY THE PLAN.

            (a) The Service Fee payable with respect to each Class of the Fund are used by the Distributor for servicing shareholder accounts, including payments to selected dealers. Such administrative and shareholder services may include processing purchase, exchange and redemption requests from customers and placing orders with the Fund's transfer agent; processing dividend and distribution payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in shares; responding to inquiries from customers concerning their investment in shares; arranging for bank wires; and providing such other similar services as may be reasonably requested. The Distributor may retain all or a portion of the Service Fee.

            (b) The Distribution Fee with respect to each Class of the Fund is paid to compensate the Distributor for distribution services provided by it in connection with the offering and sale of shares of such Class, and related expenses incurred, including payments by the Distributor to compensate or reimburse selected dealers for providing such distribution services. Such services and expenses may include, but are not limited to, the following: costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other branch office distribution-related expenses of the Distributor; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for the Distributor's initial expense of paying its investment representatives or introducing brokers a commission upon the sale of the Fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the contingent deferred sales charge ("CDSC") received by the Distributor. The Distributor may retain all or a portion of the Distribution Fee. The portion of the Distribution Fee paid to selected securities dealers is paid as a continuing fee in the manner specified in the Prospectus based upon the value of the average daily net assets of the Class of shares that remain invested in the Fund with respect to accounts that dealers continue to service.

            (c) The amount of the Distribution Fee and Service Fee payable by the Fund under Section 1 hereof is not related directly to expenses incurred by the Distributor and this Section 2 does not obligate the Fund to reimburse the Distributor for such expenses. The Distributor may retain any excess of the fees it receives pursuant to this Plan over its expenses incurred in connection with providing the services described in this Section 2. The Distribution Fee and Service Fee set forth in Section 1 will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund or Class thereof, and any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the Distribution and Service Fees specified in Section 1 hereof which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund. The Distributor may waive receipt of fees under the Plan for a period of time while retaining the ability to be paid under the Plan thereafter.

            SECTION 3. INDIRECT DISTRIBUTION EXPENSE

         To the extent that any payments made by the Fund to the Distributor or Groupama Asset Management N.A., in its capacity as investment adviser to the Fund, including payment of any administrative and other service fees or investment advisory fees, may be deemed to be indirect payment of distribution expenses, those indirect payments shall be deemed to be authorized by this Plan.

            SECTION 4. APPROVAL OF SHAREHOLDERS.

            The Plan will not take effect with respect to a particular Class of the Fund, and no fee will be payable in accordance with Section 1 of the Plan, until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of such Class. The Plan will be deemed to have been approved with respect to a particular Class of the Fund so long as a majority of the outstanding voting securities of such Class votes for the approval of the Plan, notwithstanding that the Plan has not been approved by any other Class of such Fund.

            SECTION 5. APPROVAL BY DIRECTORS.

            Neither the Plan nor any related agreements will take effect with respect to a Class of the Fund until approved by a majority of both (a) the full Board of Directors of the Company and (b) those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

            SECTION 6. CONTINUANCE OF THE PLAN.

            The Plan will continue in effect from year to year with respect to each Class of the Fund, so long as its continuance is specifically approved at least annually by the vote of the Company's Board of Directors in the manner described in Section 5 above.

            SECTION 7. TERMINATION.

            The Plan may be terminated with respect to a Class of the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities (as so defined) of such Class of such Fund or by a majority vote of the Independent Directors. The Plan may remain in effect with respect to a particular Class of the Fund even if the Plan has been terminated in accordance with this Section 7 with respect to any other Class of the Fund or any other Fund.

            SECTION 8. AMENDMENTS.

            The Plan may not be amended with respect to a Class of the Fund so as to increase materially the amounts of the fees described in Section 1 above, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of such Class of such Fund. No material amendment to the Plan may be made unless approved by the Company's Board of Directors in the manner described in Section 5 above.

            SECTION 9. SELECTION OF CERTAIN DIRECTORS.

            While the Plan is in effect, the selection and nomination of the Company's Directors who are not interested persons of the Company will be committed to the discretion of the Directors then in office who are not interested persons of the Company.

            SECTION 10. WRITTEN REPORTS.

            In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Fund with respect to a Class pursuant to the Plan or any related agreement will prepare and furnish to the Company's Board of Directors, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

            SECTION 11. PRESERVATION OF MATERIALS.

            The Company will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

            SECTION 12. MEANINGS OF CERTAIN TERMS.

            As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission.

            SECTION 13. LIMITATION OF LIABILITY.

            The Articles of Incorporation of the Company, as amended from time to time, which is on file with the Secretary of State of Maryland, provides that to the fullest extent permitted by Maryland law, no Director or officer of the Company shall be personally liable to the Company or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act.

            SECTION 14. GOVERNING LAW.

            This Plan shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                             GAMNA SERIES FUNDS, INC.



                             By: /s/ Mark P. Bronzo
                                -------------------------
                               Mark Bronzo
                               President


Dated:  July 22, 1999

                                  APPENDIX A TO
                         SERVICES AND DISTRIBUTION PLAN

-------------            ------------              -----------------------------
                                                   Distribution Fee (expressed a
                                                   an annual rate of the average
                                                   daily net assets of the Fund
Name of Fund             Name of Class             attributable to that Class)
-------------            -------------             -----------------------------
GAMNA Focus Fund         Class C                              0.75%